Exhibit 10.2

FOURTH AMENDMENT

OF

DOMESTIC DISTRIBUTOR AGREEMENT

THIS FOURTH AMENDMENT of the Domestic Distributor Agreement dated December 1, 2001 (herein the “Fourth Amendment”), is made as of October 29, 2007 by and between EXAR Corporation, a corporation incorporated under the laws of the State of Delaware, having its principal office at 48720 Kato Road, Fremont, California 94538 (herein the “Company”), and NuHorizons, Inc., a Delaware corporation, having its principal office at 70 Maxess Road, Melville, New York 11747 (herein the “Distributor”). This Fourth Amendment is pursuant to Section 20.7 of that certain Domestic Distributor Agreement dated December 1, 2001 (herein the “Agreement”), which permits the parties to modify its terms by a written document signed by both parties.

IN CONSIDERATION of the mutual promises exchanged, the parties agree as follows:

1.	GENERAL

Except as otherwise provided in this Fourth Amendment, the contractual relationship of the parties will continue to be governed by the terms and conditions of the Agreement. This Fourth Amendment shall not be construed as a modification of any provision of the Agreement unless such provision, or portion thereof, is expressly modified herein.

2.	APPOINTMENT AND ACCEPTANCE

2.1 The Term “Products” (as defined in Section 1 and referred to in Section 2) shall be modified to refer and include Products available from Sipex Corporation which shall be identified with the Product prefixes “SP” and “LP”.

2.2 Exhibit A as referenced in Section 1 of the Agreement, as amended by Third Amendment is hereby amended further as follows:

The word “Territory” shall be deleted and replaced with “Authorized Locations”.

The following language shall be deleted:

“ALL CURRENT DISTRIBUTOR LOCATIONS WORLDWIDE WITH THE EXCEPTION OF EUROPE, THE MIDDLE EAST, AFRICA, JAPAN, CHINA AND HONG KONG.”

and replaced as follows:

“ALL CURRENT LOCATIONS WORLDWIDE.”

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the day and year first above written, in counterparts, each of which shall be considered an original, but all of which together shall constitute one instrument.

EXAR CORPORATION		NUHORIZONS, INC.

By:	/s/ Ralph Schmitt	By:	/s/ Rita Megling

Name:	Ralph Schmitt	Name:	Rita Megling

Title:	President and CEO	Title:	Senior Vice-President, Marketing

Date:	October 2, 2007	Date:	October 13, 2007